                                                                     EXHIBIT 24

                              GLOBAL MARINE INC.

                               POWER OF ATTORNEY

  WHEREAS, Global Marine Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a prospectus (Registration No. 333-49807) (the "Registration Statement"), and has and will file such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement;

  NOW, THEREFORE, Robert E. Rose hereby appoints Gary L. Kott, James L. McCulloch and Alexander A. Krezel, and each of them, each of whom may act without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign (i) any and all amendments (including post-effective amendments) to the Registration Statement, and (ii) any registration statement of the type contemplated by Rule 462 under the Act, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of May, 1998.

                                          /s/ Robert E. Rose
                                          -------------------------
                                          Robert E. Rose
                                          President, Chief Executive Officer
                                           and Director
                                          Global Marine Inc.

                              GLOBAL MARINE INC.

                               POWER OF ATTORNEY

  WHEREAS, Global Marine Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a prospectus (Registration No. 333-49807) (the "Registration Statement"), and has and will file such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement;

  NOW, THEREFORE, W. Matt Ralls hereby appoints Gary L. Kott, James L. McCulloch and Alexander A. Krezel, and each of them, each of whom may act without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign (i) any and all amendments (including post-effective amendments) to the Registration Statement, and (ii) any registration statement of the type contemplated by Rule 462 under the Act, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of May, 1998.

                                          /s/ W. Matt Ralls
                                          -------------------------
                                          W. Matt Ralls
                                          Vice President and Treasurer
                                          Global Marine Inc.

                               POWER OF ATTORNEY

  Each person whose signature appears below appoints Gary L. Kott, James L. McCulloch and Alexander A. Krezel, and each of them, each of whom may act without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign (i) any and all amendments (including post-effective amendments) to this Registration Statement and (ii) any Registration Statement of the type contemplated by Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON APRIL 9, 1998.

                   SIGNATURE                              TITLE
                   ---------                              -----
               /s/ Paul J. Powers                        Director
      ------------------------------------
                 Paul J. Powers

                                       3